SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2001
UDATE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-32497	33-0835561

(Commission File Number)	(I.R.S. Employer Identification No.)

NEW ENTERPRISE HOUSE, ST. HELENS STREET, DERBY, ENGLAND	DE1 3GY

(Address of Principal Executive Offices)	(Zip Code)

(888) 214-8133

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5.         Other Events

     On December 5, 2001, uDate.com, Inc. announced its preliminary financial results for the month ended November 30, 2001.

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)          Exhibits

Exhibit No.	Description

99.1	Press release dated December 5, 2001.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDATE.COM, INC.

Date: December 10, 2001	By:	/s/ Melvyn Morris Melvyn Morris President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 5, 2001.

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